Retirement Reserves
Supplement to the Prospectus
Dated April 30, 1996
Variable Insurance Products Fund III is an open-end, diversified management investment company organized by Fidelity Management & Research Company. It is the type of investment company commonly known as a series mutual fund. Three Subaccounts are available which invest exclusively in the shares of Growth Opportunities Portfolio, Growth & Income Portfolio and Balanced Portfolio, mutual fund Portfolios of Variable Insurance Products Fund III. Growth Opportunities Portfolio's objective is to seek capital growth by investing in a wide range of common stocks, convertible and foreign securities and bonds that may offer long-term growth potential. Growth & Income Portfolio's objective is to seek high total return through a combination of current income and capital appreciation by investing mainly in equity securities. The fund may also invest in equity securities that are not paying current dividends, but offer potential for capital appreciation of future income. Balanced Portfolio's objective is to seek both income and growth of capital by investing in a broad selection of stocks, bonds, and convertible securities. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income securities.
You will find more complete information about the Portfolios, including management fees, and the risks associated with each Portfolio, in the accompanying Fund prospectus.
The purpose of the tables is to assist you in understanding the various costs and expenses of the Separate Account as well as the Portfolios. See "Charges" on page 16 of the prospectus for additional information. The following table represents each Portfolios' estimated annual expenses for fiscal year 1996 (expressed as a percentage of each Portfolio's average net assets):
 MANAGEMENT OTHER TOTAL ANNUAL
 FEES EXPENSES  EXPENSES *
Growth Opportunities  0.61%  0.16% 0.77%***
Growth & Income  0.50%  0.20% 0.70%
Balanced  0.46%** 0.32% 0.78%***
* The Portfolios' investment advisor has voluntarily agreed to limit total expenses to 1.50%, 1.50% and 1.00% for the Growth Opportunities, Balanced and Growth & Income Portfolio's average net assets, respectively. See the Portfolio's prospectus for more information.
**Effective August 1, 1996, FMR voluntarily agreed to reduce VIP III Balanced Fund's individual fund fee rate from .20% to .15%
***A portion of the brokerage commissions that the funds pay is used to reduce fund expenses. In addition, Balanced and Growth Opprtunities have entered into arrangements with their custodians whereby interest earned on uninvested cash balances is used to reduce custodian expense. Including these reductions, the total operating expenses presented in the table would have been .75% and .76% for Balanced and Growth Opportunities respectively. See Reverse Side for Additional Information
The Portfolios May Not be Available in all States
N.EVA-STK-0197  JANUARY 27, 1997
If you assume that Contract Owner expenses are as shown above, and that each Portfolio's annual return is 5% annually and its operating expenses are just as described above, then for every $1000 of purchase payments, here's how much you would have paid in total expenses if you surrendered your Contract after the number of years indicated.

 ONE THREE  FIVE TEN
 YEAR YEARS  YEARS YEARS
Growth Opportunities  $65 $86 $107 $211
Growth & Income  $64 $84 $103 $203
Balanced  $65 $87 $107 $212
If you do not surrender your Contract or if you annuitize at the end of the applicable time period, here is what your total expenses would be on a $1,000 investment, assuming 5% annual return on your assets:
 ONE THREE  FIVE TEN
 YEAR YEARS  YEARS YEARS
Growth Opportunities  $18 $56 $97 $211
Growth & Income  $17 $54 $93 $203
Balanced  $18 $57 $97 $212
THESE FIGURES ILLUSTRATE THE COMBINED EFFECT OF ALL CURRENT CHARGES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.